NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated May 1, 2009, to the Natixis Cash Management Trust – Money Market Series Prospectus, dated September 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, the following text is inserted after the second bullet in the “Exchange Options” sub-section under the sub-section “Exchanging Shares” under the section “Fund Services:”

Class A shares of the Money Market Fund (including any reinvested dividends) received in exchange for Admin Class shares, Institutional Class shares or Retail Class shares of a Loomis Sayles Fund may only exchange into:

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Admin Class shares, Retail Class shares or Institutional Class shares, as the case may be, of a Loomis Sayles Fund that offers such shares (this restriction may be waived by the officers of the applicable Loomis Sayles Fund).